Exhibit 10.2
EXECUTION COPY
AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of September 17, 2008 by and among Insight Enterprises, Inc., a Delaware corporation (the “Company”), Insight Direct (UK) Ltd., a company organized under the laws of England (the “UK Borrower”), Insight Enterprises B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands (the “Dutch Borrower” and, collectively with the Company and the UK Borrower, the “Borrowers”), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and certain of the lenders party to the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders, J.P. Morgan Europe Limited, as European Agent, and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of April 1, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Company has requested the Lenders and the Administrative Agent to amend the Credit Agreement in certain respects; and
WHEREAS, the Required Lenders and the Administrative Agent have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical locations:
“Floorplan Collateral Agent” means Wells Fargo Foothill, LLC, in its capacity as collateral agent under the Floorplan Credit Agreement.
“Floorplan Credit Agreement” means the Credit Agreement, dated as of September 17, 2008, by and among Insight Public Sector, Inc., Insight Direct USA, Inc., Calence, LLC, the lenders party thereto from time to time, Castle Pines Capital, LLC, as an administrative agent, Wells Fargo Foothill, LLC, as an administrative agent, and the Floorplan Collateral Agent.

“Floorplan Intercreditor Agreement” means the Intercreditor Agreement, dated as of September 17, 2008, among the Company, the Administrative Agent and the Floorplan Collateral Agent.
“Floorplan Loan Documents” means the Floorplan Credit Agreement and the other “Loan Documents” (as defined in the Floorplan Credit Agreement).
“Foreign Assets” shall mean (i) the Equity Interests issued by Foreign Subsidiaries and (ii) the assets of Foreign Subsidiaries.
(b) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Asset Coverage Ratio” in its entirety as follows:
“Asset Coverage Ratio” means, as of the last day of any fiscal quarter of the Company, the ratio of (i) the aggregate total book value of the Company’s and its Subsidiaries’ Receivables and inventory (including, without limitation, Receivables and inventory subject to Permitted Receivables Facilities, Vendor Trade Programs and the Floorplan Loan Documents) as of such date to (ii) the aggregate principal amount of Indebtedness or other obligations outstanding under the Loan Documents, all Permitted Receivables Facilities, the Floorplan Credit Agreement and all Vendor Trade Programs as of such date.
(c) The definition of “Consolidated Funded Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert the following phrase at the end thereof: “(it being understood that Consolidated Funded Indebtedness shall not include amounts outstanding under the Floorplan Credit Agreement or any Vendor Trade Program so long as such amounts are not bearing interest payable by a Loan Party)”.
(d) The definition of “Intercreditor Agreement” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement, dated as of September 17, 2008, among the Administrative Agent, IBM Credit LLC, Hewlett Packard Company, JPMorgan Chase Bank, National Association, as Agent for the “Securitization Parties” identified therein, and the Floorplan Collateral Agent, and as acknowledged by the Company and certain of its Subsidiaries.
(e) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert immediately after the phrase “the Intercreditor Agreement,” the following phrase: “the Floorplan Intercreditor Agreement,”.
(f) The definition of “Material Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert immediately prior to the phrase “Indebtedness (other than the Loans and Letters of Credit)” the following phrase: “(a) Indebtedness or other obligations outstanding under the Floorplan Credit Agreement and (b) any other”.

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(g) The definition of “Vendor Trade Programs” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the phrase: “, Castle Pines LLC or its Affiliates”.
(h) Section 5.01(b) of the Credit Agreement is hereby amended by deleting the reference therein to “stockholders’ equity,”.
(i) Section 6.01 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (r) thereof, (ii) renumber clause (s) thereof as clause (t), (iii) delete from such renumbered clause (t) the phrase “(r)” and insert therefor the following phrase: “(s)” and (iv) insert the following new clause (s) immediately following clause (r) thereof:
(s) Indebtedness outstanding under the Floorplan Credit Agreement, so long as the aggregate principal amount thereof at no time exceeds $100,000,000; and
(j) Section 6.02 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (m) thereof and (ii) delete clause (n) thereof in its entirety and insert therefor the following clauses (n) and (o):
(n) Liens securing obligations outstanding under the Floorplan Credit Agreement so long as (i) the aggregate principal amount of such obligations at no time exceeds $100,000,000, (ii) such Liens do not extend to (A) any asset of the Company or any Domestic Subsidiary that is not subject to Lien in favor of the Administrative Agent, for the benefit of the Holders of Secured Obligations, or (B) any Equity Interest in, or any asset of, any Foreign Subsidiary and (iii) the parties to the Floorplan Credit Agreement are bound by, and such Liens are subject to, the Intercreditor Agreement and the Floorplan Intercreditor Agreement; and
(o) other Liens securing obligations in an aggregate principal amount at any time not to exceed $5,000,000.
(k) Section 6.08 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (v) of the proviso to the first sentence thereof and insert therefor a comma and (ii) insert the following phrase at the end of the proviso to the first sentence thereof: “and (vii) the foregoing shall not apply to restrictions and conditions imposed by the Floorplan Loan Documents”.
(l) Article VI of the Credit Agreement is hereby amended to insert the following Section 6.11 at the end thereof:
SECTION 6.11. Floorplan Loan Documents. The Company shall cause (i) the Floorplan Collateral (as defined in the Floorplan Intercreditor Agreement) to be identical in scope to the Collateral (other than with respect to Foreign Assets) and (ii) the obligors on the Floorplan Obligations (as defined in the Floorplan Intercreditor Agreement) to be identical in scope to the obligors on the Secured Obligations (other than with respect to Foreign Subsidiaries). The Company shall provide the Administrative Agent with a copy of any new material Floorplan Loan Document or any amendment, waiver, consent, or other modification to or under any material Floorplan Loan Document no later than five (5) Business Days after its effectiveness.

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(m) Paragraph (g) of Article VII of the Credit Agreement is hereby amended to insert the following proviso at the end thereof: “provided, further, that this clause (g) shall not apply to any voluntary termination of the Floorplan Credit Agreement pursuant to Section 3.2.1 thereof”.
2. Amended and Restated Intercreditor Agreement; Floorplan Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent is hereby directed and authorized to immediately enter into, on behalf of itself and the Holders of Secured Obligations: (i) an amendment and restatement of the Intercreditor Agreement in the form of Exhibit A hereto (the “Amended and Restated Intercreditor Agreement”) and (ii) an intercreditor agreement in the form of Exhibit B hereto (the “Floorplan Intercreditor Agreement”) with the Company and the Floorplan Collateral Agent.
3. Condition of Effectiveness. This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition precedent that the Administrative Agent shall have received:
(a) executed counterparts of this Amendment duly executed and delivered by each Borrower, the Administrative Agent and the Required Lenders;
(b) a copy of the Floorplan Credit Agreement, duly executed by each party thereto, and copies of each document executed and/or delivered in connection therewith;
(c) a copy of the Amended and Restated Intercreditor Agreement, duly executed by each party thereto;
(d) a copy of the Floorplan Intercreditor Agreement, duly executed by each party thereto; and
(e) for the ratable account of each Lender that executes and delivers its signature page hereto as and when required by the Administrative Agent, an amendment fee equal to 0.05% of the sum of such Lender’s US Tranche Revolving Commitment and European Tranche Commitment as of the date hereof.
4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (iii) no Default has occurred or is continuing.

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5. Effect on the Credit Agreement.
(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Agents or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.
6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
7. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment, the Amended and Restated Intercreditor Agreement and the Floorplan Intercreditor Agreement.
8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy of any signature hereto shall have the same effect as the original thereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INSIGHT ENTERPRISES, INC., as the Company
By:	/s/ Helen Johnson
	Name:	Helen Johnson
	Title:	Treasurer

INSIGHT DIRECT (UK), LTD., as the UK Borrower
By:	/s/ Stuart Fenton
	Name:	Stuart Fenton
	Title:	President, EMEA

INSIGHT ENTERPRISES B.V., as the Dutch Borrower
By:	/s/ Stuart Fenton
	Name:	Stuart Fenton
	Title:	President, EMEA
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent
By:	/s/ Anna C. Ruiz
	Name:	Anna C. Ruiz
	Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as a Lender

By:	/s/ Paul F. Hogan
	Name:	Paul F. Hogan
	Title:	Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tim Dillingham
	Name:	Tim Dillingham
	Title:	Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Fatima Arshad
	Name:	Fatima Arshad
	Title:	Assistant Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Steven F. Larsen
	Name:	Steven F. Larsen
	Title:	First Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

BANK OF ARIZONA, N.A. as a Lender
By:	/s/ Christine Nowaczyk
	Name:	Christine Nowaczyk
	Title:	Senior Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	Vice President & Manager
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Kenneth R. Ehrhardt
	Name:	Kenneth R. Ehrhardt
	Title:	Senior Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Morgan Lyons
	Name:	Morgan Lyons
	Title:	Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jenifer L. Loew
	Name:	Jennifer L. Loew
	Title:	Vice President
Signature Page to
Amendment No. 1 to Second Amended and Restated Credit Agreement